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                                                                   EXHIBIT 10.25

             THIRD AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN
                        OF THE SPECTRANETICS CORPORATION

            This Third Amendment to the 1997 Equity Participation Plan of The Spectranetics Corporation (the "Amendment") is adopted by the Board of Directors of The Spectranetics Corporation, a Delaware corporation (the "Company"), effective as of January 2, 2001.

                                    RECITALS

         I. The Company's 1997 Equity Participation Plan (the "Plan') was adopted by the Board of Directors (the "Board") on April 14, 1997, approved by the stockholders on June 9, 1997, and became effective on June 9, 1997. The Company's First Amendment to the Plan was approved by the Board on October 22, 1997 and the Second Amendment to the Plan was approved by the Board on April 25, 2000.

         II. The Board desires to amend the Plan to provide the Compensation Committee of the Board with the power and authority to grant options to independent directors of the Company in lieu of all or any portion of any director fees to which such independent directors may be entitled.

         III. Effective as of January 2, 2001, the Board unanimously adopted the Amendment in the form given below.

                                    AMENDMENT

         A. Section 3.4(f) is hereby added to the Plan to read as follows:

            "(f) The Committee shall from time to time, in its absolute discretion, be permitted to grant an Option to purchase additional shares of Common Stock to each Independent Director of the Company in lieu of all or any portion of any director fees to which each Independent Director may be entitled in such amounts and upon such terms as the Committee determines. Any Option granted pursuant to this Section 3.4(f) shall be in addition to Options granted pursuant to 3.4(d) or 3.4 (e) hereof, or the Company's Stock Option Plan For Outside Directors which was adopted by the Board on April 19, 1995."

         The undersigned, Guy A. Childs, Assistant Secretary to the Company, hereby certifies that the Board adopted the foregoing Amendment as stated in recital III above.

         Executed at Colorado Springs, Colorado this 15th day of March, 2001.



                                         /s/ Guy A. Childs
                                         -----------------
                                         Guy A. Childs, Assistant Secretary